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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-23037

Tekla World Healthcare Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2017 to March 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA WORLD
HEALTHCARE FUND

Semiannual Report

March 31, 2018

(Unaudited)

TEKLA WORLD
HEALTHCARE FUND

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Healthcare Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA WORLD
HEALTHCARE FUND

Dear Shareholders,

We continue to see mixed results from the market. After a pullback in the second half of 2015, the healthcare market advanced nicely during 2016 and most of 2017. Sentiment during this period appeared favorable. Whatever the politics, the market reacted favorably to the election of President Trump, advancing approximately 20% in 2017.

However, in late 2017 and particularly in early 2018, there appeared to be a reversal in sentiment. In January of 2018, we saw an apparent break in the upward trend that had been in place for some time in the healthcare/biotechnology market and in the broad S&P 500® Index* (SPX). In addition, we saw a near record increase in volatility in February 2018. Furthermore, the healthcare/biotechnology market was flat to down during the first calendar quarter of 2018.

At the moment, it is not clear where the markets are heading, either sentiment or index level wise. On the macro front, valuations are high but not absurdly so. In the political domain, there has been an escalation in the level of rhetoric expressed by each of the principal U.S. political parties. However, while we see a lot of heat, we don't see much actual fire. We don't see either a macroeconomic or political tsunami coming.

Within the healthcare/biotechnology sector, we expect more of what we have seen for the last several years. We expect more dialogue about drug pricing and some concern about the expiration of patents associated with the pipelines of the largest biotechnology and pharmaceutical companies. As has been the case for some time, we think leadership of these large companies will take their time but will ultimately acquire mid- and small-cap companies with differentiated products, probably for prices that are higher than they would have been had management acted more quickly. The justification, or maybe rationalization, for waiting has been to wait until risk is materially reduced.

In any event, we remain cautiously optimistic about the healthcare/biotechnology sector. Investment capital continues to enter the sector. Innovation continues unabated though we have seen a recent period where it appears there have been a few more product misses than hits. Merger and Acquisition (M&A) activity seems to be picking up. After the pullback in the first quarter of 2018, valuations seem reasonable. The U.S. Food and Drug Administration (FDA) seems to be a bit more open about approving new and novel drugs as well as assertive about increasing access to established (generic) drugs that have lost patent protection.

While we can't have any idea what will occur in the future, we feel that sector performance in the last five years, even in the face of a very difficult pullback in 2015, has been reasonable, representing a fair return for the not inconsiderable risk associated with the sector. We note that in the last five years, the annualized return of the NASDAQ Biotechnology Index®* (NBI) (+15.39%) has exceeded that of the SPX (+13.30%) while the S&P Global 1200® Health Care Index* (SGH) (+11.36%) underperformed the SPX.

U.S Healthcare, Global Healthcare and
S&P 500 Index Performance
2013 – 2018

We note that Dr. Uwe Reinhardt has been one of the leading lights in the debate about cost/effectiveness in the healthcare industry for many decades. We mourn Uwe's recent passing and will miss him as colleague, mentor, friend and Trustee of the Fund.

As always, we thank you for your consideration of the Tekla Funds. Please call our distribution partner Destra Capital or us if you have any questions.

Be well,

Daniel R. Omstead
President and Portfolio Manager

Perspective on the Biotechnology and Healthcare Sectors

As is well documented, after a pullback in the second half of 2015, we saw a general market advance in both the healthcare/biotech and broad market indices in 2016 and through most of 2017. Much has been written about this move, including its characterization as a slow, steady upward "grind" of stocks. Sector performance has been attributed to positive sentiment, promises by the new administration, reasonable valuations and the like. The prospect of tax reform, implemented late in 2017, probably contributed positively to sentiment as well. In any event, despite partisan rancor, rampant since the Presidential election, the stock market performed well through much of 2017.

However, in early 2018, sentiment appeared to us to shift significantly. And in February 2018, we saw both a substantive spike in volatility and a market pullback. Since that time, the market has been choppy, with several successive up and down moves. In the first three months of 2018, both the broad healthcare/biotechnology market and the general market were flattish to down.

As with recent market trends, events in the healthcare/biotechnology market have been mixed. Performance trends in this market tend to be driven by clinical and regulatory events. As we have reported, we continue to see increases in the number of clinical trials undertaken.

Number of Registered Clinical Trials Over Time

However, while there have been successes, it is our impression that in the last six months or so, there have been more clinical trial endpoint misses than hits. It appears that investors have become less willing to increase exposure to prospective clinical trial outcomes. It doesn't look to us that investors are being adequately rewarded for taking such risk.

In contrast to this apparent reluctance to invest, we see several hopeful signs. The advance of technology seems to us to be moving forward relentlessly. For example, immuno-oncology (I/O) is dramatically improving prospects for cancer patients. This area uses one or more drugs to enhance rather than replace a patient's existing immune system to fight disease. In the last six months we have seen impressive advances in the treatment of lung cancer, by far the most common type of cancer. It has been reported that more than 1000 single agent clinical trials and more than 1600 multiple agent I/O clinical trials are in process in many types of cancer. The progress in this area is remarkable. Impressive developments, both in clinical trial development and commercialization, are also being demonstrated in related areas of gene therapy and gene editing.

With regard to commercialization, the product lines of many of the largest biotechnology and pharmaceutical companies are subject to patent expiration, challenging growth of sales and profits. This trend has caused some investors to decrease exposure to large biotech and pharma companies. A solution for many companies will be to acquire small and mid-sized companies. This of course is good for both the acquired and the acquiring companies. The acquirer gets a new product while the acquired company gets taken out at a premium. In the last six to twelve months, we have seen an increase in M&A. Among other transactions, Gilead Sciences, Inc. has acquired Kite Pharma, Inc., Sanofi S.A. has acquired Bioverativ Inc. and Celgene Corporation has acquired Juno Therapeutics, Inc. This trend is also good for investors, as positive sentiment usually follows increased M&A activity.

Regulatory trends have also been important. The FDA plays a critical role in approval of drugs. The principal role of the FDA is to protect the public safety; this sometimes leads the Agency to be cautious about product approvals. However, in the last year or more, we have been impressed by the FDA's efforts to get new and novel drugs to market. We think the new FDA commissioner, Scott Gottlieb has had much to do with this trend.

New Molecular Entity (NME) and New Biologic License
Application (BLA) FDA Approvals by Calendar Year

Beyond these observed trends, we are also overall optimistic about the next year or so. There are a number of products that have the ability to dramatically affect the future of the sector. There will be plenty of successes AND some failures in the sector's product development pipeline. I/O, though use of checkpoint inhibitors and cellular therapies (including both CAR-T and T cell receptor based therapies) will continue to make progress. We expect improvement in the treatment of hematologic malignancies that have been the hallmark of techniques to date. We are also hopeful that these approaches can be extended to the treatment of solid tumor cancers. We expect the most impressive progress to come through the combination of I/O with other forms of cell therapy, gene therapy and gene editing. We also expect to see more M&A activity as well as a continuation of the open mindedness we have been seeing from the FDA.

But, as usual, the sector is not without its challenges. The healthcare sector consumes a "healthy" portion of the US' GDP and as such is always under scrutiny with respect to cost benefit analysis. In particular, there are regular calls for limiting drug prices. Such calls are always a risk to sentiment regarding the drug sector. In our view, however, the cost/benefit of the drug industry's products is favorable. Overall, we remain cautiously optimistic about the healthcare/biotechnology sector.

TEKLA WORLD
HEALTHCARE FUND

Fund Essentials

(Unaudited)

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation.

Description of the Fund

Tekla World Healthcare Fund (THW) is a non-diversified closed-end fund traded on the New York Stock Exchange under the ticker THW. THW employs a versatile growth and income investment strategy investing across all healthcare subsectors and across a company's full capital structure. THW places an emphasis on innovative healthcare companies worldwide and invests at least 40% of managed assets in non-U.S. companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services may provide long-term tailwinds for healthcare companies

•  Opportunities outside the United States may be underappreciated and timely

•  Investment opportunity spans the globe including biotechnology, healthcare technology, life sciences and medical devices

•  The potential for value creation may exist in companies both inside and outside the United States that are commercializing novel technologies

Fund Overview and Characteristics as of 3/31/18

Market Price[1]	$12.83
NAV[2]	$13.99
Premium/(Discount)	-8.29%
Average 30 Day Volume	84,610
Net Assets	$425,313,323
Managed Assets	$545,313,323
Leverage Outstanding	$120,000,000
Total Leverage Ratio[3]	22.01%
Ticker	THW
NAV Ticker	XTHWX
Commencement of Operations Date	6/30/15
Fiscal Year to Date Distributions per Share	$0.70

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 3/31/18

Sub-Sector Allocation as of 3/31/18

This data is subject to change on a daily basis.

TEKLA WORLD
HEALTHCARE FUND

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of March 31, 2018
(Unaudited)

Issuer – Sector	% of Net Assets
Novartis AG – Pharmaceuticals	6.7%
Allergan plc – Pharmaceuticals	4.8%
Gilead Sciences, Inc. – Biotechnology	4.5%
GlaxoSmithKline plc – Pharmaceuticals	4.1%
Merck & Co., Inc. – Pharmaceuticals	4.0%
UnitedHealth Group Incorporated – Health Care Providers & Services	3.8%
Pfizer, Inc. – Pharmaceuticals	3.7%
Johnson & Johnson – Pharmaceuticals	3.7%
AstraZeneca PLC – Pharmaceuticals	3.6%
Bayer AG – Pharmaceuticals	3.5%
Roche Holding AG – Pharmaceuticals	3.3%
Medtronic plc – Health Care Equipment & Supplies	3.1%
AbbVie Inc. – Biotechnology	2.8%
Teva Pharmaceutical Industries Limited – Pharmaceuticals	2.3%
Mylan N.V. – Pharmaceuticals	2.2%
Eli Lilly and Company – Pharmaceuticals	2.1%
Celgene Corporation – Biotechnology	1.8%
Cellectis S.A. – Biotechnology	1.8%
Biogen Inc. – Biotechnology	1.8%
CVS Health Corporation – Health Care Providers & Services	1.7%

COUNTRY DIVERSIFICATION As of March 31, 2018 (Unaudited)	% of Net Assets	% of Managed Assets
United States	73.1%	57.0%
United Kingdom	12.5%	9.7%
Ireland	11.4%	8.9%
Switzerland	9.9%	7.7%
Netherlands	4.6%	3.6%
France	4.0%	3.1%
Germany	3.5%	2.7%
Belgium	3.0%	2.4%
Israel	2.9%	2.3%
Denmark	1.3%	1.0%
Japan	0.7%	0.5%
Australia	0.3%	0.3%

Fund Performance

THW is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THW have instituted a policy of making monthly distributions to shareholders.

The Fund invests in equity and debt of healthcare companies. The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THW often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly as can the percentage of the portfolio which is overwritten. Under normal market conditions, the Fund expects to invest at least 40 percent of its managed assets in companies organized or located outside of the U.S. or companies that do a substantial amount of business outside the U.S. (Foreign Issuers).

The Fund may invest up to 20 percent of managed assets, measured at the time of investment, in non-convertible debt of healthcare companies. It may also invest up to 20 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income THW often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income, but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund expects to invest at least 40 percent of managed assets in Foreign Issuers and emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its pre-public and other restricted investments to be a differentiating characteristic. Among the various healthcare subsectors, THW has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 25-35% of net assets.

There is no commonly published index which matches the investment strategy of THW. With respect to the Fund's equity investments, THW often holds 20-40% of its assets in biotechnology. By contrast, the SGH consists of more than 100 global companies representing most or all of the healthcare subsectors in which THW typically invests; biotechnology often represents up to 20% of this index. By contrast, the NBI, which contains approximately 190 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

The S&P 500® Health Care Corporate Bond Index* (SP5HCBIT) measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the SPX. This index is generally reflective of the debt assets in which THW invests though the Fund invests in the SPX index debt components as well as those of smaller capitalization companies.

The FTSE NAREIT Health Care Property Sector Index®* (FNHEA) is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THW invests.

Given these circumstances we present both NAV and stock returns for the Fund in comparison to several commonly published indices. We note that THW is a dynamically configured multi-asset class global healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THW and to which THW can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THW's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THW or the restricted security components of THW. The following data for available funds over the six-month and one-year periods are provided for comparison.

Fund Performance as of March 31, 2018

Period	THW NAV	THW MKT	NBI	SGH	SPX	SP5HCBIT	FNHEA
6 month	-5.26	-7.21	-3.73	0.18	5.83	-1.75	-15.59
1 year	0.73	-1.25	9.83	10.71	13.98	2.46	-15.95
inception	-1.74	-6.45	-4.88	2.68	10.89	3.94	-0.21

Inception date June 26, 2015

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

Portfolio Highlights as of March 31, 2018

Among other investments, Tekla World Healthcare's performance benefitted in the past six months by the following:

uniQure NV (QURE) is a gene therapy biotechnology company developing adeno associated virus (AAV) mediated therapies for monogenic disease. The leading indication is Haemophilia B. uniQure commands scarcity premium for its increasingly important in-house manufacturing facility and expertise; and for the surprise resurrection of their lead asset to pole position in the race to market a gene therapy for Haemophilia B. As these therapies are practically curative, there is immense first-mover advantage.

Sarepta Therapeutics Inc. (SRPT) is focused on developing exon-skipping strategies for the treatment of Duchenne Muscular Dystrophy (DMD). They have launched Exondys-51 for DMD in the United States and sales continue to climb. Sarepta has recently announced that they will be submitting a rolling NDA for Golodirsen for Duchenne Muscular Dystrophy (DMD) patients amenable to skipping exon-53. Sarepta has benefitted this year from the current FDA environment, an enthusiastic patient population, accelerated pipeline advancement and continued sales growth.

Valeant Pharmaceuticals Intl Inc (VRX) is a specialty pharmaceuticals company focused on the development and marketing of branded drugs for dermatology, gastrointestinal, and central nervous system indications. After suffering several quarters of outperformance due to a deteriorating pricing environment and a protracted legal investigation, Valeant's turnaround strategy is starting to bear fruit as new management has paid down a substantial amount of debt and reorganized the company so it has a leaner and more efficient operating structure.

Among other examples, Tekla World Healthcare's performance was negatively impacted by the following investments:

Allergan plc (AGN) is a diversified specialty pharmaceuticals company with products in the central nervous system, eye care, and medical aesthetics categories. Historically Allergan has been a leader in its space and one of the most active M&A participants. However, in recent months concerns have arisen over the durability of two of its core revenue drivers, Restasis, a treatment for dry eye, and Botox, its largest aesthetics product. Both products are being threatened by possible competitive entries in 2018. Allergan does have several catalysts for its pipeline drugs that could re-invigorate interest in the stock but in the meantime it has underperformed its peer group.

CVS Health Corp (CVS) is one of the largest retail pharmacies and pharmacy benefit managers (PBMs) in the US. Recent underperformance has been driven by uncertainty around CVS' pending Aetna acquisition, concerns around Amazons' pharmacy ambitions and political scrutiny around drug pricing and pharmaceutical "middlemen". While CVS hurt Fund performance during the report period, the Amazon concern has started to fade, and with a robust dividend and attractive valuation the risk reward is skewed to the upside from current levels.

Gilead Sciences, Inc. (GILD) is a fully-integrated biopharmaceutical company with therapeutics for infectious disease and inflammation, liver disease, and oncology. The company enjoyed considerable success over the past few years by launching two of the top selling drugs in the history of the industry—Harvoni /Sovaldi for Hepatitis C. While these products caused significant appreciation in the stock, growth eventually began to decline as new products entered the market and cut price. Gilead has since struggled to find new products that will fill this growing revenue gap and the stock has declined as a result. The company did make a couple of key acquisitions over the past 12 months but the market remains skeptical over the sales potential of these products until more data are presented in 2018 and 2019.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index, S&P Global 1200® Health Care Index, FTSE NAREIT Health Care Property Sector Index®, S&P 500® Health Care Corporate Bond Index, and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited)

PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 17.8% of Net Assets	VALUE
	Convertible Notes (Restricted) (a) - 0.1% of Net Assets
	United States - 0.1%
$87,374	GenomeDx Biosciences, Inc. Promissory Note, 8.00%, due 4/30/19	$87,374
64,450	GenomeDx Biosciences, Inc. Promissory Note, 8.00%, due 5/1/19	64,450
44,502	GenomeDx Biosciences, Inc. Promissory Note, 8.00%, due 5/1/19	44,502
70,629	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 6/30/18	70,629
47,065	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 12/31/18	47,065
47,065	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 12/31/18	47,065
23,533	IlluminOss Medical, Inc. Promissory Note, 8.00%, due 12/31/18	23,533
	TOTAL CONVERTIBLE NOTES	384,618
	Non-Convertible Notes - 17.7% of Net Assets
	Ireland - 0.5%
3,000,000	Endo Ltd/Endo Finance LLC/Endo Finco Inc., 6.00%, due 2/1/25 (b)	2,152,500
	United Kingdom - 1.0%
4,000,000	Hikma Pharmaceuticals PLC, 4.25%, due 4/10/20	4,000,000
	United States - 16.2%
3,200,000	AbbVie Inc., 4.50%, due 5/14/35	3,277,448
4,100,000	Actavis Funding SCS, 4.55%, due 3/15/35	4,013,824
2,000,000	Amgen Inc., 3.63%, due 5/22/24	2,013,495
4,475,000	Amgen Inc., 4.66%, due 6/15/51	4,619,399
2,790,000	Baxalta Inc., 4.00%, due 6/23/25	2,785,469
1,200,000	Becton, Dickinson and Co., 3.73%, due 12/15/24	1,179,892
3,000,000	DaVita, Inc., 5.00%, due 5/1/25	2,899,650
4,000,000	EMD Finance LLC, 3.25%, due 3/19/25 (b)	3,889,102
3,000,000	Encompass Health Corporation, 5.75% due 11/1/24	3,052,500

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

PRINCIPAL AMOUNT	United States - continued	VALUE
$2,890,000	Envision Healthcare Corporation, 5.63%, due 7/15/22	$2,903,005
1,385,000	Express Scripts Holding Company, 3.50%, due 6/15/24	1,352,376
3,000,000	Gilead Sciences, Inc., 4.60%, due 9/1/35	3,213,260
2,000,000	GlaxoSmithKline Capital Inc., 2.80%, due 3/18/23	1,957,819
1,200,000	HCA Healthcare, Inc., 5.25%, due 4/15/25	1,226,640
2,500,000	HCA Healthcare, Inc., 5.38%, due 2/1/25	2,506,250
2,000,000	HCA Healthcare, Inc., 5.88%, due 5/1/23	2,070,000
2,630,000	HCP, Inc., 4.20%, due 3/1/24	2,655,886
8,000,000	Mallinckrodt International Finance SA/ Mallinckrodt CB LLC, 5.50%, due 4/15/25 (b)	6,210,000
1,200,000	McKesson Corporation, 3.80%, due 3/15/24	1,196,039
1,200,000	Medtronic Inc., 4.38%, due 3/15/35	1,273,217
1,463,000	Merck & Co., Inc., 2.75%, due 2/10/25	1,410,150
2,115,000	Novartis Capital Corporation, 3.40%, due 5/6/24	2,130,632
3,500,000	Senior Housing Properties Trust, 4.75%, due 5/1/24	3,532,594
3,000,000	Tenet Healthcare Corporation, 6.75%, due 6/15/23	2,936,250
5,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	4,762,215
		69,067,112
	TOTAL NON-CONVERTIBLE NOTES	75,219,612
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $77,596,250)	75,604,230

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (c) - 0.5% of Net Assets	VALUE
	United States - 0.5%
1,307,690	BioClin Therapeutics, Inc. Series A, 6.00%	$849,999
505,049	BioClin Therapeutics, Inc. Series B, 6.00%	377,777
1,333,333	GenomeDx Biosciences, Inc. Series C, 6.00%	444,000
7,417	GenomeDx Biosciences, Inc. Warrants (expiration 1/16/28)	0
14,562	GenomeDx Biosciences, Inc. Warrants (expiration 10/31/27)	0
10,741	GenomeDx Biosciences, Inc. Warrants (expiration 2/15/28)	0
219,196	IlluminOss Medical, Inc. Series AA, 8.00%	219,196
206,483	IlluminOss Medical, Inc. Junior Preferred, 8.00%	206,483
11,766	IlluminOss Medical, Inc. Warrants (expiration 1/11/28, exercise price $1.00)	0
5,883	IlluminOss Medical, Inc. Warrants (expiration 11/20/27, exercise price $1.00)	0
11,766	IlluminOss Medical, Inc. Warrants (expiration 2/06/28, exercise price $1.00)	0
17,657	IlluminOss Medical, Inc. Warrants (expiration 3/31/27, exercise price $1.00)	0
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $3,456,822)	2,097,455
	MANDATORY CONVERTIBLE PREFERRED STOCK - 0.5% of Net Assets
	Israel - 0.5%
7,000	Teva Pharmaceutical Industries Limited, 7.00% due 12/15/18	2,303,840
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK (Cost $7,000,000)	2,303,840

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	COMMON STOCKS AND WARRANTS - 105.8% of Net Assets	VALUE
	Australia - 0.3%
12,500	CSL Limited	$1,492,513
	Belgium - 3.0%
63,600	Galapagos NV (c)	6,362,262
80,675	UCB SA	6,569,459
		12,931,721
	Denmark - 1.3%
5,950	Genmab A/S (c)	1,274,733
85,600	Novo Nordisk A/S (d)	4,215,800
		5,490,533
	France - 4.0%
243,250	Cellectis S.A. (c) (d)	7,664,807
300,000	Innate Pharma SA (c)	2,116,989
179,900	Sanofi (d)	7,210,392
		16,992,188
	Germany - 3.5%
131,750	Bayer AG	14,880,237
	Ireland - 10.9%
97,810	Allergan plc	16,460,445
496,788	Avadel Pharmaceuticals plc (c) (d)	3,621,585
248,248	Endo International plc (c)	1,474,593
162,900	Horizon Pharma plc (c)	2,313,180
61,900	Mallinckrodt plc (c)	896,312
147,896	Medtronic plc	11,864,217
37,300	Perrigo Company plc	3,108,582
44,498	Shire plc (d)	6,647,556
		46,386,470
	Israel - 2.4%
516,598	Foamix Pharmaceuticals Ltd. (c)	2,650,148
435,765	Teva Pharmaceutical Industries Limited (d)	7,447,224
		10,097,372
	Japan - 0.7%
35,100	Sosei Group Corporation (c)	2,833,598

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	Netherlands - 4.5%	VALUE
1,405,324	Affimed N.V. (c)	$2,599,849
75,335	Koninklijke Philips N.V. (d)	2,886,084
232,352	Mylan N.V. (c)	9,565,932
60,221	uniQure N.V. (c)	1,415,193
144,800	Wright Medical Group N.V. (c)	2,872,832
		19,339,890
	Switzerland - 9.9%
351,020	Novartis AG (d)	28,379,967
484,000	Roche Holding AG (d)	13,854,500
		42,234,467
	United Kingdom - 11.5%
492,837	Adaptimmune Therapeutics plc (c) (d)	5,534,560
442,600	AstraZeneca PLC (d)	15,477,722
6,300	Cardinal Health, Inc.	394,884
394,749	GlaxoSmithKline plc (d)	15,422,843
215,000	Hikma Pharmaceuticals PLC	3,645,382
44,148	Smith & Nephew plc (d)	1,684,246
1,282,978	Verona Pharma plc (c)	3,330,035
159,500	Verona Pharma plc (c) (d)	3,190,000
513,192	Verona Pharma plc Warrants (expiration 4/27/22, exercise price $2.07) (a) (c)	406,517
		49,086,189
	United States - 53.7%
25,600	Abbott Laboratories	1,533,952
91,731	AbbVie Inc.	8,682,339
64,100	Acadia Healthcare Company, Inc. (c)	2,511,438
13,485	Aetna Inc.	2,278,965
18,200	Alexion Pharmaceuticals, Inc. (c)	2,028,572
21,400	AmerisourceBergen Corporation	1,844,894
22,733	Amgen Inc.	3,875,522
26,100	Anthem, Inc.	5,734,170
319,235	Ardelyx, Inc. (c)	1,612,137
5,236	Baxter International Inc.	340,549
2,455	Becton, Dickinson and Company	531,999
27,744	Biogen Inc. (c)	7,596,862
73,841	Boston Scientific Corporation (c)	2,017,336
113,085	Bristol-Myers Squibb Company	7,152,626
86,142	Celgene Corporation (c)	7,684,728
105,800	Celldex Therapeutics, Inc. (c)	246,514
60,800	Centene Corporation (c)	6,497,696

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	United States - continued	VALUE
16,102	Cigna Corporation	$2,700,949
91,023	Coherus BioSciences, Inc. (c)	1,005,804
94,900	Community Health Systems, Inc. (c)	375,804
117,552	CVS Health Corporation	7,312,910
18,815	Danaher Corporation	1,842,177
161,241	Diplomat Pharmacy, Inc. (c)	3,249,006
1,175	Edwards Lifesciences Corporation (c)	163,936
117,154	Eli Lilly and Company	9,064,205
22,000	Express Scripts Holding Company (c)	1,519,760
215,214	Gilead Sciences, Inc.	16,224,983
73,400	Global Medical REIT Inc.	510,130
26,246	HCA Healthcare, Inc.	2,545,862
45,500	HCP, Inc.	1,056,965
68,000	Healthcare Realty Trust Incorporated	1,884,280
46,000	Healthcare Trust of America, Inc.	1,216,700
3,455	Hologic, Inc. (c)	129,079
22,561	Humana Inc.	6,065,074
1,999	IDEXX Laboratories, Inc. (c)	382,589
64,000	Incyte Corporation (c)	5,333,120
5,009	Intuitive Surgical, Inc. (c)	2,067,865
122,340	Johnson & Johnson	15,677,871
50,349	LTC Properties, Inc.	1,913,262
8,205	Masimo Corporation (c)	721,630
18,850	McKesson Corporation	2,655,399
149,131	Medical Properties Trust, Inc.	1,938,703
288,114	Merck & Co., Inc.	15,693,570
567,997	New Senior Investment Group Inc.	4,646,215
213,000	Novavax, Inc. (c)	447,300
79,064	Omega Healthcare Investors, Inc.	2,137,891
441,850	Pfizer, Inc.	15,681,257
23,725	Quorum Health Corporation (c)	194,070
1,569	Regeneron Pharmaceuticals, Inc. (c)	540,301
1,467	ResMed Inc.	144,455
142,892	Sabra Health Care REIT, Inc.	2,522,044
6,441	Sage Therapeutics, Inc. (c)	1,037,452
55,400	Sarepta Therapeutics, Inc. (c)	4,104,586
166,950	Senior Housing Properties Trust	2,614,437
7,522	Stryker Corporation	1,210,440
2,118	The RMR Group Inc., Class A	148,154
75,829	UnitedHealth Group Incorporated	16,227,406
192,000	Valeant Pharmaceuticals International, Inc. (c)	3,056,640
1,158	Varian Medical Systems, Inc. (c)	142,029

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

SHARES	United States - continued	VALUE
11,750	Ventas, Inc.	$581,978
26,879	Vertex Pharmaceuticals Incorporated (c)	4,380,739
21,400	Welltower Inc.	1,164,802
93,335	Xenon Pharmaceuticals Inc. (c)	457,342
14,280	Zimmer Biomet Holdings, Inc.	1,557,091
		228,418,561
	TOTAL COMMON STOCKS AND WARRANTS (Cost $565,923,137)	450,183,739
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 2.6% of Net Assets
$10,953,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $10,953,000, 0.28%, dated 03/29/18, due 04/02/18 (collateralized by U.S. Treasury Note 1.50%, due 08/15/26, market value $11,174,881)	10,953,000
	TOTAL SHORT-TERM INVESTMENT (Cost $10,953,000)	10,953,000
	TOTAL INVESTMENTS - 127.2% (Cost $664,929,209)	541,142,264
	OTHER LIABILITIES IN EXCESS OF ASSETS - (27.2)%	(115,828,941)
	NET ASSETS - 100%	$425,313,323

(a)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)  Non-income producing security.

(d)  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(Unaudited, continued)

The following forward contracts were held as of March 31, 2018:

Description	Counterparty	Settlement Date	Currency	Settlement Value in USD	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
British Pound	Goldman Sachs Bank	04/26/18	15,160,227 GBP	$21,478,554	$21,289,664	$188,890
British Pound	Goldman Sachs Bank	04/26/18	2,009,257 GBP	2,821,361	2,821,621	(260)
Danish Krone	Goldman Sachs Bank	04/26/18	29,148,574 DKK	4,850,898	4,818,713	32,185
Euro	Goldman Sachs Bank	04/26/18	21,245,467 EUR	26,338,261	26,182,338	155,923
Israeli Sheqel	Goldman Sachs Bank	04/26/18	14,268,409 ILS	4,107,696	4,073,567	34,129
Japanese Yen	Goldman Sachs Bank	04/26/18	437,550,349 JPY	4,179,693	4,117,459	62,234
Swiss Franc	Goldman Sachs Bank	04/26/18	19,816,992 CHF	20,989,508	20,766,225	223,283
					$84,069,587	$696,384

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

(Unaudited)

ASSETS:
Investments, at value (cost $664,929,209)	$541,142,264
Cash	20,755
Dividends and interest receivable	3,472,390
Receivable for investments sold	760,106
Prepaid expenses	141,512
Unrealized appreciation on forward currency contracts	696,644
Total assets	546,233,671
LIABILITIES:
Unrealized depreciation on forward currency contracts	260
Accrued advisory fee	452,650
Accrued investor support service fees	22,633
Accrued shareholder reporting fees	64,387
Accrued trustee fees	29,338
Loan Payable	120,000,000
Income distribution payable	185,396
Interest payable	30,123
Accrued other	135,561
Total liabilities	120,920,348
Commitments and Contingencies (see Note 1)
NET ASSETS	$425,313,323
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 30,400,103 shares issued and outstanding	$581,285,805
Accumulated net investment loss	(23,671,593)
Accumulated net realized loss on investments, options and foreign currencies	(9,187,289)
Net unrealized loss on investments, options, translation of assets and liabilities in foreign currencies and forward contracts	(123,113,600)
Total net assets (equivalent to $13.99 per share based on 30,400,103 shares outstanding)	$425,313,323

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2018

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $273,888)	$5,151,475
Interest and other income	1,856,316
Total investment income	7,007,791
EXPENSES:
Advisory fees	2,829,670
Interest expense	1,339,850
Investor support service fees	141,484
Custodian fees	82,062
Trustees' fees and expenses	69,728
Auditing fees	32,814
Shareholder reporting	56,977
Legal fees	52,541
Administration fees	48,517
Transfer agent fees	13,742
Other (see Note 2)	192,114
Total expenses	4,859,499
Net investment income	2,148,292
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,900,587)
Closed or expired option contracts written	649,442
Foreign currency transactions	(2,471,207)
Net realized loss	(8,722,352)
Change in unrealized appreciation (depreciation)
Investments	(20,887,411)
Option contracts written	130,376
Foreign currency	3,619
Forward contracts	388,421
Change in unrealized appreciation (depreciation)	(20,364,995)
Net realized and unrealized gain (loss)	(29,087,347)
Net decrease in net assets resulting from operations	($26,939,055)

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$2,148,292	$3,586,541
Net realized gain (loss)	(8,722,352)	31,108,887
Change in net unrealized depreciation	(20,364,995)	(8,167,443)
Net increase (decrease) in net assets resulting from operations	(26,939,055)	26,527,985
DISTRIBUTIONS TO SHAREHOLDERS FROM (see Note 1):
Net investment income	(21,391,933)	(40,263,261)
Net realized capital gains	—	(928,203)
Return of capital	—	(2,021,911)
Total distributions	(21,391,933)	(43,213,375)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (455,073 and 185,991 shares, respectively) (see Note 1)	(6,213,596)	(2,675,441)
Total capital share transactions	(6,213,596)	(2,675,441)
Net decrease in net assets	(54,544,584)	(19,360,831)
NET ASSETS:
Beginning of period	479,857,907	499,218,738
End of period	$425,313,323	$479,857,907
Accumulated net investment loss included in net assets at end of period	($23,671,593)	($4,427,952	) (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2018

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($122,761,090)
Net maturities of short-term investments	6,193,000
Sales of portfolio securities	143,564,637
Proceeds from option contracts written	571,627
Interest income received	1,826,980
Dividend income received	3,800,585
Other operating receipts (expenses paid)	(5,544,737)
Net cash provided from operating activities	27,651,002
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(21,417,092)
Fund shares repurchased	(6,213,596)
Net cash used for financing activities	(27,630,688)
NET INCREASE IN CASH	20,314
CASH AT BEGINNING OF YEAR	441
CASH AT END OF SIX MONTHS	$20,755
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	($26,939,055)
Purchases of portfolio securities	(122,761,090)
Net maturities of short-term investments	6,193,000
Sales of portfolio securities	143,564,637
Proceeds from option contracts written	571,627
Accretion of discount	(20,027)
Net realized loss on investments, options and foreign currencies	8,722,352
Decrease in net unrealized appreciation (depreciation) on investments, options and foreign currencies	20,364,995
Increase in dividends and interest receivable	(1,360,199)
Decrease in accrued expenses	(38,972)
Increase in prepaid expenses and interest payable	(646,266)
Net cash provided from operating activities	$27,651,002

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2018		Years ended September 30,		For the period June 30, 2015 to September 30,
	(Unaudited)		2017	2016	2015 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$15.55		$16.08	$17.38	$19.10	(2)
Net investment income (loss) (3)	0.07		0.12	0.09	(0.02)
Net realized and unrealized gain (loss)	(0.95)		0.74	(0.06)	(1.47)
Total increase (decrease) from investment operations	(0.88)		0.86	0.03	(1.49)
Distributions to shareholders from:
Income distributions to shareholders	(0.70)		(1.30)	(1.40)	(0.23)
Net realized capital gains	—		(0.03)	—	—
Return of capital (tax basis)	—		(0.07)	—	—
Total distributions	(0.70)		(1.40)	(1.40)	(0.23)
Increase resulting from shares repurchased (3)	0.02		0.01	0.07	—
Net asset value per share, end of period	$13.99		$15.55	$16.08	$17.38
Per share market value, end of period	$12.83		$14.56	$14.68	$14.38
Total investment return at market value	(7.21	%)*	9.47%	12.34%	(27.07	%)*
Total investment return at net asset value	(5.26	%)*	6.74%	1.81%	(7.46	%)*
RATIOS
Expenses to average net assets	2.16	%**	2.05%	1.70%	1.32	%**
Expenses, excluding interest expense, to average net assets	1.56	%**	1.55%	1.47%	1.32	%**
Net investment income (loss) to average net assets	0.95	%**	0.77%	0.53%	(0.37	%)**
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$425		$480	$499	$542
Portfolio turnover rate	21.98	%*	58.05%	67.00%	58.96	%*

*  Not Annualized.

**  Annualized.

(1)  Commenced operations on June 30, 2015.

(2)  Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

(3)  Computed using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla World Healthcare Fund (the Fund) is a Massachusetts business trust formed on March 5, 2015 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on June 30, 2015. The investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies engaged in the healthcare industry (including equity securities and debt securities). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2018, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Fund holds securities or other assets that are denominated in a foreign currency. The Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing forward exchange rates. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding call options written for the six months ended March 31, 2018 were 3,458.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts			Net realized gain on closed or expired option contracts written	$649,442
			Change in unrealized appreciation (depreciation) on option contracts written	$130,376
Forward Currency Contracts	Assets, forward currency, at value	$696,644	Change in unrealized appreciation (depreciation) on forward contracts	$388,421
	Liabilities, forward currency, at value	$260

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. Forward contracts may also be used to attempt to protect the value of the Fund's existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Fund's investment objective. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Average notional amount of forward contracts for the six months ended March 31, 2018 was $88,439,802.

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in three private companies.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2018 totaled $122,666,960 and $146,796,119, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2018, the Trustees approved the renewal of the share repurchase program to allow the Fund to purchase in the open market up to 12% of its outstanding common shares for one year period ending July 14, 2019. Prior to this renewal, in March 2017, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 7% of its outstanding common shares for a seven month period ending July 14, 2018. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

During the six months ended March 31, 2018, the Fund repurchased 455,073 shares at a total cost of $6,213,596. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 7.32%.

During the year ended September 30, 2017, the Fund repurchased 185,991 shares at a total cost of $2,675,441. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 5.80%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The cumulative distributions paid this fiscal year-to-date are currently estimated to be from the following sources: net investment income, net realized short-term capital gains, and return of capital or other capital source. The amounts and sources of distributions are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at March 31, 2018.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan Payable

The Fund maintains a $125,000,000 line of credit with the Bank of Nova Scotia (the Line of Credit) which expires on January 2, 2019. As of March 31, 2018, the Fund had drawn down

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

$120,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.70% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.10% on the total line of credit balance, which is being amortized through January 1, 2019. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2017 to March 31, 2018 were 2.2185% and $120,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 3) at March 31, 2018.

Investor Support Services

The Fund has retained Destra Capital Investment LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets from January 1, 2017 through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2018, these payments amounted to $25,627 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended March 31, 2018, there was a transfer between Level 2 and 1 and no other transfers between Levels. The amount of transfers between Level 2 and Level 1 was $2,166,179. The investment was transferred from Level 2 to Level 1 due to a removal of a trading restriction and the value is being supported by quoted prices. The Fund accounts for transfers between Levels at the beginning of the period.

The following is a summary of the levels used as of March 31, 2018 to value the Fund's net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Notes
United States			$384,618	$384,618
Non-Convertible Notes
Ireland		$2,152,500	—	2,152,500
United Kingdom		4,000,000	—	4,000,000
United States		69,067,112	—	69,067,112
Convertible Preferred and Warrants
United States		—	2,097,455	2,097,455
Mandatory Convertible Preferred Stock
Israel	$2,303,840	—	—	2,303,840
Common Stocks and Warrants
Australia	1,492,513	—	—	1,492,513
Belgium	12,931,721	—	—	12,931,721
Denmark	5,490,533	—	—	5,490,533
France	16,992,188	—	—	16,992,188
Germany	14,880,237	—	—	14,880,237
Ireland	46,386,470	—	—	46,386,470
Israel	10,097,372	—	—	10,097,372
Japan	2,833,598	—	—	2,833,598
Netherlands	19,339,890	—	—	19,339,890
Switzerland	42,234,467	—	—	42,234,467
United Kingdom	48,679,672	—	406,517	49,086,189
United States	228,418,561	—	—	228,418,561
Short-term Investment	—	10,953,000	—	10,953,000
Total	452,081,062	86,172,612	2,888,590	541,142,264
Other Financial Instruments
Assets
Forward Currency Contracts		$696,644		$696,644
Liabilities
Forward Currency Contracts		(260)		(260)
Total	$—	$696,384	$—	696,384

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of March 31, 2018
Convertible Notes
United States	$35,315	$34,886	$314,417				$384,618
Convertible Preferred and Warrants
United States	3,227,776	(1,133,690)	3,369				2,097,455
Common Stocks and Warrants
United Kingdom	191,449	215,068	—				406,517
Total	$3,454,540	($883,736)	$317,786	$—	$—	$—	$2,888,590
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2018							($883,736)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2018	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$406,517	Income approach, Black-Scholes	Discount for lack of marketability	20% (20)%
	1,841,747	Probability-weighted expected return model	Discount rate Price to sales multiple	79.93% (79.93)% 9.05x (9.05x)
	640,326	Market approach, recent transaction	(a)	N/A
$2,888,590

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information as these methods of measure are investment specific.

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented less than 1% of the Fund's Managed Assets at March 31, 2018.

At March 31, 2018, the Fund had a commitment of $481,303 relating to additional investments in three private companies.

TEKLA WORLD
HEALTHCARE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(continued)

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2018. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	$850,559	$0.65	$849,999
Series B Cvt. Pfd	3/3/17	377,777	0.75	377,777
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	2,003,795	0.33	444,000
Cvt. Promissory Note	2/15/18	64,450	100.00	64,450
Cvt. Promissory Note	1/16/18	44,502	100.00	44,502
Cvt. Promissory Note	12/15/17	87,441	100.00	87,374
Warrants (expiration 10/31/27)	10/30/17	16	0.00	0
Warrants (expiration 1/16/28)	1/18/18	1	0.00	0
Warrants (expiration 2/15/28)	2/15/18	1	0.00	0
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	153,200	1.00	219,196
Junior Preferred Cvt. Pfd	1/21/16	71,378	1.00	206,483
Cvt. Promissory Note	2/06/18	47,065	100.00	47,065
Cvt. Promissory Note	1/11/18	47,072	100.00	47,065
Cvt. Promissory Note	12/20/17	23,585	100.00	23,533
Cvt. Promissory Note	3/28/17	70,690	100.00	70,629
Warrants (expiration 1/11/28)	1/11/18	2	0.00	0
Warrants (expiration 11/20/27)	11/21/17	19	0.00	0
Warrants (expiration 3/31/27)	3/28/17	74	0.00	0
Warrants (expiration 2/06/28)	2/06/18	0	0.00	0
		$3,841,627		$2,482,073

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

TEKLA WORLD
HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser continues in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 22, 2018, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser and by an independent data provider at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to a variety of equity, debt and REIT benchmarks and to a peer group of other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser provides investment management services only to Tekla World Healthcare Fund, Tekla Life Sciences Investors, Tekla Healthcare Investors and Tekla Healthcare Opportunities Fund and does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio

TEKLA WORLD
HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

management and administrative staff in recent years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information of the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund and, in particular, performance information for the one-year period ending December 31, 2017. The Trustees noted that longer comparison cannot be made due to the short operating history of the Fund. In addition, the Trustees reviewed comparisons of the Fund's performance, individually and in combination, to the S&P Global 1200 Health Care Index® (SGH), the S&P 500® Health Care Corporate Bond Index (SP5HCBIT), the FTSE NAREIT Health Care Property Sector Index® (FNHEA) and the broad market S&P 500® Index (SPX). The Trustees also compared performance to a peer group of funds as well as information relating to the performance of the Fund's venture capital portfolio. The Trustees noted that the performance information reviewed reflects a view of the Fund's performance only as of a certain date, and that the results might be significantly different if a different date was selected to generate the performance information. Additionally, the Trustees recognized that longer periods of performance for the Fund may be adversely and disproportionately affected by significant underperformance in one more recent period, and that such underperformance may be caused by a small number of investment decisions or positions.

The objective of the Fund is to provide both growth and income to investors by using a variety of healthcare assets. Growth, in large part, is to be provided by the Fund's ownership of the stock of a broad mix of healthcare companies. Such breadth is to be provided by representative ownership of stock in most or all of ten major healthcare subsectors represented in the SGH. Income is to be provided by (i) ownership of a variety of assets including but not limited to a) dividend producing stocks of traditional healthcare companies and healthcare-related REITS, b) the corporate debt of a variety of healthcare companies and (ii) premium income from selling of covered call options associated with healthcare companies. The Fund is also required to maintain at least 40% of assets in ex-US based companies. The Trustees considered that the performance associated with owning such a complex mix of assets by the Fund is likely to produce periods when the performance of the Fund would likely depart from the return associated with a single equity index. The Trustees thus considered that there may be periods when the Fund's NAV performance could be greater or lesser than that of relevant indices. In the most recent reporting period, the Adviser sought to position the Fund to make its targeted distribution ($0.1167 per month) while also approaching or equaling the return of an appropriately weighted combination of the returns of the individual asset classes described above. The Trustees considered that determining such an exact combination of returns is difficult or impossible, given the general lack of appropriate component equity, debt, REIT, covered call and other indices.

The Trustees observed that in calendar year 2017, the Fund met its current distribution target through delivery of amounts represented mostly by amounts characterized as capital gains, but also including a small amount (<10%) characterized as return of capital. The Trustees also observed that for calendar year 2017, the Fund NAV underperformed the SGH, unadjusted for debt, REIT or covered call ownership and also underperformed its peer group. The Fund underperformed a theoretical composite of the SGH, the SP5HCBIT and the FNHEA aggregated to represent the targeted allocation of these benchmarks.

In considering the Fund's relative performance, the Trustees noted that, although an independent service provider had been engaged to help identify the appropriate benchmark and

TEKLA WORLD
HEALTHCARE FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

peer group for the Fund, the Fund's unique strategy presents challenges when comparing the Fund's performance to a single benchmark or peer group as no single benchmark or fund within the peer group contains exactly the same investment strategy as the Fund. The Trustees observed that the Fund's strategy contemplates ownership of a variety of healthcare-related asset classes. The Trustees noted that, as a result, all other things being equal, in periods when one asset class performs relatively better than another asset class, the Fund might be expected to underperform the SGH and vice versa. Additionally, the Trustees noted that unlike the SGH and most of the peer group, the Fund may maintain a meaningful allocation to venture and restricted securities. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

The Trustees concluded they continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser to the Fund. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it does not provide for breakpoints that might reduce the effective fee to the extent that the Fund's net assets should increase. The Trustees determined that, given the closed-end structure of the Fund and the fact that the Fund has no current plans to seek additional assets beyond maintaining its dividend reinvestment plan and any significant growth in its assets generally will occur through appreciation in the value of the Fund's investment portfolio (rather than sales of additional shares in the Fund), the Fund's advisory fee schedule is satisfactory and fair.

TEKLA WORLD
HEALTHCARE FUND

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital investments, at 1-877-855-3434.

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2018, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2019.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., Henry Skinner Ph.D., Christopher Abbott, Robert Benson, CFA, CAIA, Amanda Birdsey-Benson, Ph.D., Richard Goss and Alan Kwan, M.B.A, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA WORLD
HEALTHCARE FUND

New York Stock Exchange Symbol: THW
NAV Symbol: XTHWX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2017—Oct. 31, 2017)	109,440	$13.94	109,440	3,593,181
Month #2 (Nov. 1, 2017 — Nov. 30, 2017)	159,960	$13.42	159,960	3,433,221
Month #3 (Dec. 1, 2017 — Dec. 31, 2017)	185,673	$13.63	185,673	1,955,331
Month #4 (Jan. 1, 2018 — Jan. 31, 2018)	—	—	—	1,955,331
Month #5 (Feb. 1, 2018 — Feb. 28, 2018)	—	—	—	1,955,331
Month #6 (Mar. 1, 2018 — Mar. 31, 2018)	—	—	—	1,955,331
Total	455,073	$13.63	455,073

(1)             On December 3, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees.  On December 13, 2016, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending December 14, 2017. On March 23, 2017, the Trustees approved  the renewal of the repurchase program allowing the Registrant to repurchase up to 7% of its outstanding shares in the open market for a seven month period ending July 14, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12. EXHIBITS

(a)(1)      Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA WORLD HEALTHCARE FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/1/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/1/18

* Print the name and title of each signing officer under his or her signature.